                                                                    Exhibit 10.9

                      FIRST AMENDMENT TO LEASE AGREEMENT



     THIS FIRST AMENDMENT TO LEASE AGREEMENT AND RIDER ("First Amendment") is made and entered into this 6th day of March, 2000, by and between MERCY
CAPITAL CENTER JOINT VENTURE, a California general partnership ("Landlord"), and HOMEGROCER.COM, INC., a Delaware corporation ("Tenant").

                                   RECITALS:
                                   --------

     WHEREAS, Landlord and Tenant entered into that certain Lease Agreement and Rider, dated January 25, 2000 (the "Original Lease"), for the use and occupancy of a leased premises of approximately 115,816 square feet within Building 1, 4005 Newpoint Place, Lawrenceville, Georgia 30043; and

     WHEREAS, the actual square footage of the leased premises is 115,940 square feet; and

     WHEREAS, Landlord and Tenant have agreed, and do hereby agree, to amend and modify the Lease and Rider as hereinafter set forth to conform the terms of the Lease to such actual square footage;

     NOW THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00), the mutual covenants, obligations and agreements set forth herein and in the Lease, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant do hereby agree to amend the Lease as follows:

     1.   Property. Section 1.04 of the Lease shall be amended by deleting the
          --------
number "115,816" and substituting in lieu thereof the number "115,940."

     2.   Exhibit B. Exhibit "B" to the Lease is hereby deleted in its entirety
          ---------
and Exhibit "B" attached to this First Amendment is hereby substituted therefor.

     3.   Exhibit C. Exhibit "C" to the Lease is hereby deleted in its entirety
          ---------
and Exhibit "C" attached to this First Amendment is hereby substituted therefor.

     4.   Exhibit D. Attachment "1" to Exhibit "D" to the Lease is hereby
          ---------
deleted in its entirety and Attachment "1" attached to this First Amendment is hereby substituted therefor.

     5.   Miscellaneous.
          -------------

          (a) Landlord and Tenant hereby acknowledge and confirm that the Lease, as amended hereby, is in full force and effect and, to the best of each such party's knowledge, the other party is not in default under the Lease.

          (b) This First Amendment shall inure to the benefit of and be binding upon the parties hereto and their respective, permitted successors and assigns.

          (c) This First Amendment shall be governed by and construed under the laws of the State of Georgia.

          (d) Whenever terms are used in this First Amendment, but are not defined, such terms shall have the same meaning as set forth in the Lease.

          (e) Except as modified by this First Amendment, Landlord and Tenant do hereby ratify and reaffirm each and every provision, term, covenant, agreement and condition of the Lease.

          (f) The Lease, as modified by this First Amendment, sets forth the entire agreement between Landlord and Tenant and cancels all prior negotiations, arrangements, agreements and understandings, if any, between Landlord and Tenant regarding the subject matter of this First Amendment. In the event of any conflict between the terms of the Lease and the terms of this First Amendment, the terms of this First Amendment shall control.

          (g) Tenant and the persons executing this First Amendment on behalf of Tenant represent and warrant that Tenant is a Delaware corporation, duly qualified to do business in the State of Georgia, that they are authorized to execute and deliver this First Amendment on behalf of the corporation, and that all necessary approvals and consents have been obtained to bind Tenant under this First Amendment and the Lease in accordance with their terms.






                        (Signatures begin on next page)

     IN WITNESS WHEREOF, the duly authorized officers of Landlord and Tenant have signed and sealed this First Amendment the day and year respectively set forth below.


                                   TENANT:
                                   ------

                                   HOMEGROCER.COM, INC., a Delaware corporation



                                   By: /s/ Kristin H. Stred
                                       -----------------------------------

                                              Kristin Stred
                                        Name: ----------------------------
                                               Sr. Vice President and
                                        Title: ---------------------------
                                               General Counsel
                                               ---------------------------

                                                            (CORPORATE SEAL)


                                   Date:              2/29/00
                                         ---------------------------------










                      [Signatures continue on next page]

                                   LANDLORD:
                                   --------

                                   MERCY CAPITAL CENTER JOINT VENTURE, a
                                   California general partnership (SEAL)


                                   By: /s/ John E. Van Valkenburgh
                                       ----------------------------------------
                                       John E. Van Valkenburgh, General Partner


                                   Date: March 6, 2000
                                         --------------------------------------

                                  EXHIBIT "B"

                         [FLOOR PLAN AND TRUCK DOCKS]



                                  EXHIBIT "C"

                        [PARKING, PLAN AND TRUCK DOORS]



                         ATTACHMENT "1" TO EXHIBIT "D"

                         [NEWPORT I - ATLANTA, GEORGIA
                         PARKING PLAN AND TRUCK DOORS]